Schedule I - Parent Company Information	12 Months Ended
Dec. 31, 2012
Schedule I - Parent Company Information

TEXTAINER GROUP HOLDINGS LIMITED AND SUBSIDIARIES

SCHEDULE I—CONDENSED STATEMENTS OF CASH FLOWS

Parent Company Information

Years ended December 31, 2012, 2011 and 2010

(All currency expressed in United States dollars in thousands)

	2012	2011	2010
Cash flows from operating activities:
Net income attributable to Textainer Group Holdings Limited common shareholders	$205,063	$204,018	$133,764

Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of subsidiaries	(209,036)	(207,332)	(136,579)
Dividends received from subsidiaries	76,500	53,500	40,500
Share-based compensation	7,968	6,177	5,457
Decrease (increase) in:
Accounts receivable, net	50	115	(165)
Prepaid expenses	(22)	36	32
Other assets	—	—	4
Increase (decrease) in:
Accrued expenses	(454)	64	483

Total adjustments	(124,994)	(147,440)	(90,268)

Net cash provided by operating activities	80,069	56,578	43,496

Cash flows from investing activities:
Increase in investments in subsidiaries, net	(184,142)	(177)	(679)

Net cash used in investing activities	(184,142)	(177)	(679)

Cash flows from financing activities:
Issuance of common shares upon exercise of share options	4,669	6,065	5,033
Issuance of common shares in public offering, net of offering costs	184,839	—	—
Dividends paid	(83,473)	(62,549)	(47,631)
Due (from) to affiliates, net	(636)	513	48

Net cash provided by (used in) financing activities	105,399	(55,971)	(42,550)

Effect of exchange rate changes	142	24	59

Net increase in cash and cash equivalents	1,468	454	326

Cash and cash equivalents, beginning of the year	2,587	2,133	1,807

Cash and cash equivalents, end of the year	$4,055	$2,587	$2,133